Exhibit 10.1

Omnibus Waiver and Amendment

This Omnibus Waiver and Amendment (this “Agreement”), dated as of April __, 2024, is by and among MyMD Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each of the investors listed on the signature pages attached hereto (the “Investors”).

WITNESSETH

Whereas, the Company and the Investors are party to that certain Securities Purchase Agreement, dated as of February 21, 2023 (the “Purchase Agreement”), pursuant to which the Company issued to the Investors shares of the Company’s Series F Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), the terms of which are set forth in a Certificate of Designations (the “Certificate of Designations”), and warrants (the “Warrants,” and, together with the Purchase Agreement and the Certificate of Designations, the “Transaction Documents”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and

Whereas, the undersigned collectively hold at least a majority of the outstanding shares of Preferred Stock and thereby constitute the Required Holders; and

Whereas, on each of March 1, 2024, and April 1, 2024, the Company failed to pay to the holders of the Preferred Stock the respective Installment Amount then due on each such date under Section 9(a) of the Certificate of Designations (the “Installments”); and

WHEREAS, the Company and the Investors desire to waive the applicability of certain provisions of the Transaction Documents with respect to the Installments and to amend certain other provisions of the Transaction Documents; and

Now, therefore, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1.	Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Certificate of Designations.

2.	Waiver. The parties hereto agree that payment by the Company of the Installments shall be deferred, pursuant to Section 9(d) of the Certificate of Designations, until May 1, 2024, as to all holders of the Preferred Stock. In addition, the Investors hereby waive any breach or violation of the Transaction Documents resulting from the Company’s failure to timely deliver the Installments and further agree that such failure to pay shall not otherwise trigger any right or remedy of the Investors.

3.	Amendment and Restatement of the Certificate of Designations. The parties hereto hereby agree to amend and restate the rights of the Preferred Stock as set forth in the Amended and Restated Certificate of Designations of the Preferred Stock in the form attached hereto as Exhibit A (the “Amended and Restated Certificate of Designations”). Upon the effectiveness of this Agreement, the Company shall promptly file the Amended and Restated Certificate of Designations and provide a copy thereof to each Investor promptly after such filing.

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4.	Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts (including by electronic mail, in PDF or by DocuSign or similar electronic signature), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.	Governing Law. THIS Agreement SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW SET FORTH IN SECTION 9(a) OF THE Purchase AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

6.	Terms and Conditions of the Transaction Documents. Except as modified and amended herein, all of the terms and conditions of the Transaction Documents shall remain in full force and effect.

[Signature pages follow immediately.]

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[Company Signature Page to Omnibus Waiver and Amendment]

In witness whereof, the undersigned has executed and delivered this Agreement as of the date first above written.

Company:

MyMD Pharmaceuticals, Inc.

By:
Name:
Title:

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[Investor Signature Page to Omnibus Waiver and Amendment]

In witness whereof, the undersigned has executed and delivered this Agreement as of the date first above written.

Name of Investor:

By:
Name of signatory:
Title:

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Exhibit A

Form of Amended and Restated Certificate of Designations
of Series F Convertible Preferred Stock

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